Exhibit 10.21A
Execution Version

CHS INC.

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
As of June 9, 2011

To the Noteholders (as defined below)
Ladies and Gentlemen:
CHS Inc. (hereinafter, together with its successors and assigns, the "Company"), agrees with you as follows:

1.	PRELIMINARY STATEMENTS.

1.1    Note Issuances, etc.

Pursuant to that certain Note Purchase Agreement dated as of October 4, 2007 (as in effect immediately prior to giving effect to the Amendments (as defined below) provided for hereby, the "Existing Note Purchase Agreement", and as amended by this Amendment Agreement (as defined below) and as may be further amended, restated or otherwise modified from time to time, the "Note Purchase Agreement"), the Company issued and sold Four Hundred Million Dollars ($400,000,000) in aggregate principal amount of its 6.18% Series I Senior Notes due October 4, 2017 (as amended, restated or otherwise modified from time to time as of the date hereof, the "Notes"). The register for the registration and transfer of the Notes indicates that the parties named in Annex 1 (the "Noteholders") to this Amendment No. 1 to Note Purchase Agreement (the "Amendment Agreement") are currently the holders of the entire outstanding principal amount of the Notes.

2.	DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Existing Note Purchase Agreement.

3.	AMENDMENTS TO THE EXISTING NOTE PURCHASE AGREEMENT.

Subject to Section 5 of this Amendment Agreement, the Required Holders and the Company hereby agree to each of the amendments to the Existing Note Purchase Agreement as provided for by this Amendment Agreement and specified in Exhibit A. Such amendments are referred to herein, collectively, as the "Amendments".

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants as follows:

4.1    Organization, Power and Authority, etc.
The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

4.2    Legal Validity.

The execution and delivery of this Amendment Agreement by the Company and compliance by the Company with its obligations hereunder and under the Note Purchase Agreement: (a) are within the corporate powers of the Company; and (b) do not violate or result in any breach of, constitute a default under, or result in the creation of any Lien upon any property of the Company under the provisions of: (i) its charter documents; (ii) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to either the Company or its property; or (iii) any agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or any statute or other rule or regulation of any Governmental Authority applicable to the Company or its property.

This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.3    No Defaults.

No event has occurred and no condition exists that: (a) would constitute a Default or an Event of Default or (b) could reasonably be expected to have a Material Adverse Effect.

4.4    Disclosure.

This Amendment Agreement and the documents, certificates or other writings delivered to the Noteholders by or on behalf of the Company in connection therewith, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the other documents, certificates and other writings delivered to the Noteholders by or on behalf of the Company specifically for use in connection with the transactions contemplated by this Amendment Agreement.

5.	EFFECTIVENESS OF AMENDMENTS.

The Amendments shall become effective only upon the date of the satisfaction in full of the following conditions precedent (the "Effective Date"):

5.1    Execution and Delivery of this Amendment Agreement.

The Company and the Required Holders shall have executed and delivered this Amendment Agreement.

5.2    Representations and Warranties True.

The representations and warranties set forth in Section 4 shall be true and correct on such date in all respects.

5.3    Authorization.

The Company shall have authorized, by all necessary action, the execution, delivery and performance of all documents, agreements and certificates in connection with this Amendment Agreement.

5.4    Amendment to 1998 Note Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Second Amendment to Note Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Agreement, dated as of June 19, 1998, together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

5.5    Amendment to 2002 Note Purchase Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 1 to Note Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of October 18, 2002, together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

5.6    Amendment to 2004 Note Purchase Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 1 to Note Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase Agreement, dated as of September 21, 2004, together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

5.7    Amendment to 2004 Note Purchase and Private Shelf Agreement.

The Company shall have delivered to the Noteholders a fully executed copy of that certain Amendment No. 4 to Note Purchase and Private Shelf Agreement, dated as of the date hereof, by and among the Company and each of the Persons signatory thereto with respect to that certain Note Purchase and Private Shelf Agreement, dated as of April 13, 2004, together with each of the other instruments and agreements executed and/or delivered in connection therewith, each certified as true and correct by a Responsible Officer, such amendment to be in form and substance satisfactory to the Required Holders, and the conditions to the effectiveness thereof shall have been satisfied or waived.

5.8    Special Counsel Fees.

The Company shall have paid the reasonable fees and disbursements of Noteholders' special counsel in accordance with Section 6 below.

5.9    Proceedings Satisfactory.

All proceedings taken in connection with this Amendment Agreement and all documents and papers relating thereto shall be satisfactory to the Noteholders signatory hereto and their special counsel, and such Noteholders and their special counsel shall have received copies of such documents and papers as they or their special counsel may reasonably request in connection herewith.

6.	EXPENSES.

Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty (30) days of receiving any statement or invoice therefor) pay all fees, expenses and costs of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related thereto. Nothing in this Section shall limit the Company's obligations pursuant to Section 15.1 of the Existing Note Purchase Agreement.

7.	MISCELLANEOUS.

7.1    Part of Existing Note Purchase Agreement; Future References, etc.

This Amendment Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Note Purchase Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

7.2    Counterparts, Facsimiles.

This Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page by facsimile or e-mail transmission shall be effective as delivery of a manually signed counterpart of this Amendment Agreement.

7.3    Governing Law.

THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally left blank. Next page is signature page.]

If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this Amendment Agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CHS INC.

By:______________________________
Name: David A. Kastelic
Title: Executive Vice President and
Chief Financial Officer

The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is the owner of one or more of the Notes and is authorized to enter into this Amendment Agreement in respect thereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:________________________________
Name: Anthony Coletta
Title: Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY
By: Prudential Investment Management, Inc., as investment manager

By:________________________________
Name: Anthony Coletta
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: Prudential Investment Management, Inc., as investment manager

By:________________________________
Name: Anthony Coletta
Title: Vice President

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

By:________________________________
Name: Anthony Coletta
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:________________________________
Name: Jerome R. Baier
Title: Its Authorized Representative

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

PRINCIPAL LIFE INSURANCE COMPANY
By:    Principal Global Investors, LLC a Delaware limited liability company, its authorized signatory

By:________________________________
Name: Joellen J. Watts
Title: Counsel

By:________________________________
Name: Alan P. Kress
Title: Counsel

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

STATE OF WISCONSIN INVESTMENT BOARD

By:________________________________
Name: Christopher P. Prestigiacomo
Title: Portfolio Manager

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

AMERICAN UNITED LIFE INSURANCE COMPANY

By:________________________________
Name: John C. Mason
Title: Vice President, Fixed Income Securities

THE STATE LIFE INSURANCE COMPANY

By:	American United Life Insurance Company, its Agent

By:________________________________
Name: John C. Mason
Title: Vice President, Fixed Income Securities

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
By:    American United Life Insurance Company, its Agent

By:________________________________
Name: John C. Mason
Title: Vice President, Fixed Income Securities

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

AMERICAN FAMILY LIFE INSURANCE COMPANY

By:________________________________
Name: Phillip Hannifan
Title: Investment Manager

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

PHOENIX LIFE INSURANCE COMPANY

By:________________________________
Name: Christopher M Wilkos
Title: Executive Vice President

PHL VARIABLE INSURANCE COMPANY

By:________________________________
Name: Christopher M Wilkos
Title: Executive Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

HARTFORD LIFE INSURANCE COMPANY
By:    Hartford Investment Management Company its Agent and Attorney-in-Fact

By:________________________________
Name: Robert M. Mills
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

U.S. AGBANK, CB

By:________________________________
Name: Travis W. Ball
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

AGFIRST FARM CREDIT BANK

By:________________________________
Name: Steven J. O'Shea
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

AMERICAN FIDELITY ASSURANCE COMPANY
By:    Advantus Capital Management, Inc.

By:________________________________
Name: Thomas S. Houghton
Title: Vice President

GUIDEONE MUTUAL INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By:________________________________
Name: Thomas S. Houghton
Title: Vice President

GUIDEONE PROPERTY & CASUALTY INSURANCE COMPANY
By:    Advantus Capital Management, Inc.

By:________________________________
Name: Thomas S. Houghton
Title: Vice President

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
By:    Advantus Capital Management, Inc.

By:________________________________
Name: Thomas S. Houghton
Title: Vice President

GREAT WESTERN INSURANCE COMPANY
By:    Advantus Capital Management, Inc.

By:________________________________
Name: Thomas S. Houghton
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

MODERN WOODMEN OF AMERICA

By:________________________________
Name: Douglas A. Pannier
Title: Portfolio Manager - Private Placements

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:________________________________
Name: Justin P. Kavan
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

CUNA MUTUAL INSURANCE SOCIETY CUMIS INSURANCE SOCIETY, INC.
By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By:________________________________
Name: Allen R. Cantrell
Title: Managing Director, Investments

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

FARM CREDIT SERVICES OF MID-AMERICA, PCA

By:________________________________
Name: Ralph M. Bowman
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

1ST FARM CREDIT SERVICES, PCA

By:________________________________
Name: Dale A. Richardson
Title: Vice President, Capital Markets

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

AGCOUNTRY FARM CREDIT SERVICES, PCA, D/B/A FCS COMMERCIAL FINANCE GROUP

By:________________________________
Name: Jeremy Voigts
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

FARM CREDIT SERVICES OF AMERICA, PCA

By:________________________________
Name: Steven L. Moore
Title: Vice President

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

NATIONAL GUARDIAN LIFE INSURANCE COMPANY

By:________________________________
Name: R.A. Mucci
Title: Senior Vice President & Treasurer

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

ASSURITY LIFE INSURANCE COMPANY

By:________________________________
Name: Victor Weber
Title: Senior Director - Investments

[Signature page to Amendment No. I to Note Purchase Agreement dated as of October 4, 2007 - CHS]

Annex 1

Noteholders

The Prudential Insurance Company of America
Universal Prudential Arizona Reinsurance Company
Pruco Life Insurance Company of New Jersey
Prudential Retirement Insurance and Annuity Company
The Northwestern Mutual Life Insurance Company
State Farm Life Insurance Company
John Hancock Life Insurance Company of New York
John Hancock Life Insurance Company (U.S.A.)
The Guardian Life Insurance Company of America
Berkshire Life Insurance Company of America
The Guardian Insurance & Annuity Company, Inc.
Principal Life Insurance Company
State of Wisconsin Investment Board
Genworth Mortgage Insurance Corporation
American United Life Insurance Company
The State Life Insurance Company
Farm Bureau Life Insurance Company of Michigan
American Family Life Insurance Company
Knights of Columbus
Phoenix Life Insurance Company
PHL Variable Insurance Company
Hartford Life Insurance Company
U.S. AgBank, FCB
AgFirst Farm Credit Bank
Blue Cross and Blue Shield of Florida, Inc.
Great Western Insurance Company
American Fidelity Assurance Company
GuideOne Mutual Insurance Company
GuideOne Property & Casualty Insurance Company

Modem Woodmen of America
United of Omaha Life Insurance Company
CUNA Mutual Insurance Society
CUMIS Insurance Society Inc.
Farm Credit Services of Mid-America, PCA
1st Farm Credit Services, PCA
AgCountry Farm Credit Services, PCA, d/b/a FCS Commercial Finance Group
Farm Credit Services of America, PCA
The Ohio National Life Insurance Company
Ohio National Life Assurance Corporation
National Guardian Life Insurance Company
Assurity Life Insurance Company

EXHIBIT A

AMENDMENTS

(a)Section 10.2 - Merger, Consolidation, etc. Section 10.2 of the Existing Note Purchase Agreement is hereby amended by (i) deleting "and" at the end of clause (a), (ii) deleting the period at the end of clause (b)(iii) and inserting "; and" in lieu thereof and (iii) by adding a new clause (c) to such Section to read as follows:

"(c) CoFina may transfer CoFina Loan Assets to a Wholly-Owned Subsidiary in the ordinary course of business."

(b)Section 10.5 - Priority Debt. Section 10.5 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

"10.5 Priority Debt.

(a)The Company covenants that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, issue, incur or assume any Priority Debt if after giving effect thereto the aggregate outstanding principal amount of all Priority Debt would exceed 20% of Consolidated Net Worth at the time of such creation, issuance, incurrence or assumption.

(b)The Company will not at any time permit any Subsidiary to guaranty, become a co-borrower or otherwise become obligated in respect of any Debt owing under any Primary Bank Facility unless contemporaneously such Subsidiary guaranties, or becomes similarly obligated in respect of, the Notes, in each case pursuant to documentation in form and substance reasonably satisfactory to the Required Holders."

(c)Section 10.6 - Liens. Section 10.6 of the Existing Note Purchase Agreement is hereby amended by (i) deleting "and" from the end of clause (i), (ii) deleting clause G) and the last paragraph of such Section and (iii) inserting new clauses G) and (k) and a new last paragraph of such Section all to read as follows:

"(j) Liens consisting of the cash collateralization of reimbursement obligations in an aggregate amount not to exceed $200,000,000 in respect of letters of credit required to be pledged because the expiry date of such letters of credit occurs later than the maturity date of the lending facility under which such letters of credit were issued, but only to the extent and for so long as no Default or Event of Default has occurred and is continuing and no "potential default" or "event of default" has occurred and is continuing under and as defined in such lending facility; and

(k)    Liens not otherwise permitted under clause (a) through G) of this Section
10.6 securing Debt, provided that the existence, creation, issuance, incurrence or assumption of such Debt is permitted under Sections 10.3, 10.4 and 10.5 hereof.

If, notwithstanding the prohibition contained herein, the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist any Lien, other than those Liens permitted by the provisions of paragraphs (a) through (k) of this Section 10.6 (but including any Liens in respect of the Primary Bank Facility whether or not permitted by paragraphs (a) - (k) of this Section 10.6 (but excluding clause G)), it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders (including intercreditor arrangements providing for the pari passu treatment of the Notes and all such secured Debt) and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. For the avoidance of doubt, the Company acknowledges that it will not, and will not permit any Subsidiary to, secure or grant any Liens in respect of the Primary Bank Facility (other than Liens permitted by paragraph G) of this Section 10.6), unless an equal and ratable Lien is granted in respect of the Notes."

(d)    Section 22.3 - Accounting Terms.    Section 22.3 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

"22.3 Accounting Terms.

All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Debt using fair value (as permitted by FASB ASC 825-10-25 - Fair Value Option (formerly known as FASB 159) or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Notwithstanding the foregoing, if the Company notifies the holders of Notes that, in Company's reasonable opinion, or if the Required Holders notify the Company that, in the Required Holders' reasonable opinion, as a result of a change in GAAP after the First Amendment Effective Date, any covenant contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 or 10.7, or any of the defined terms used therein no longer apply as intended such that such covenants are materially more or less restrictive to the Company than as at the date of this Agreement, the Company shall negotiate in good faith with the holders of Notes to make any necessary adjustments to such covenant or defined term to provide the holders of the Notes with substantially the same protection as such covenant provided prior to the relevant change in GAAP. Until the Company and the Required Holders so agree to reset, amend or establish alternative covenants or defined terms, (a) the covenants contained in Sections 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, together with the relevant defined terms, shall continue to apply and compliance therewith shall be determined on the basis of GAAP in effect at the date of this Agreement and (b) each set of financial statements delivered to holders of Notes pursuant to Section 7.l (a) or (b)

during such time shall include detailed reconciliations reasonably satisfactory to the Required Holders as to the effect of such change in GAAP."

(e)    Schedule B - Definitions. The definitions of "Debt" and "Priority Debt" appearing in Schedule B of the Existing Note Purchase Agreement are each hereby amended and restated to read as follows:

""Debt" means with respect to any Person

(a)all obligations of such Person for borrowed money (including all obligations for borrowed money secured by any Lien with respect to any property owned by such Person whether or not such Person has assumed or otherwise become liable for such obligations),

(b)all obligations of such Person for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to such property),

(c)	all Capitalized Lease Obligations of such Person,

(d)the aggregate amount of CoFina Loan Assets subject to a sale or financing arrangement, and

(e)all Guaranties of such Person with respect to liabilities of the type described in clause (a), (b), (c) or (d) of any other Person,

provided that (i) Debt of a Subsidiary of the Company shall exclude such obligations and Guaranties of such Subsidiary if owed or guaranteed by such Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company, (ii) Debt of the Company shall exclude such obligations and Guaranties if owed or guaranteed by the Company to a Wholly-Owned Subsidiary of the Company and (iii) Debt of the Company shall exclude any unfunded obligations which may exist now and in the future in the Company's pension plans."

""Priority Debt" means, at any time, without duplication, the sum of

(a)all then outstanding Debt of the Company or any Subsidiary secured by any Lien on any property of the Company or any Subsidiary (other than Debt secured only by Liens permitted under paragraphs (a) through G) of Section 10.6); provided that any CoFina Debt in an aggregate amount not to exceed $500,000,000 secured by any Lien on any CoFina Loan Asset, will not be deemed to constitute Priority Debt, plus

(b)	all Funded Debt of Subsidiaries of the Company."

(f) Schedule B - Definitions of CoFina Debt, CoFina Loan Assets and First Amendment Effective Date. The following definitions are hereby added to Schedule B of the Existing Note Purchase Agreement in their proper alphabetical order to read as follows:

""CoFina" means collectively, Cofina Financial, LLC, and each of its Subsidiaries."

""CoFina Debt" means, on any date of determination, Debt owing by CoFina in connection with the sale or financing of CoFina Loan Assets, and in respect of which neither the Company nor any of its other Subsidiaries has any obligation (including, without limitation, any indemnification obligation) or liability."

""CoFina Loan Assets" means loan assets owned and loan commitments made by CoFina or a Wholly-Owned Subsidiary in the ordinary course of business."

""First Amendment Effective Date" means, the "Effective Date" as defined in Amendment No. 1 to Note Purchase Agreement between the Company and the holders of the Notes dated June 9, 2011."